Est. 1922

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

FY 2015 Annual Stockholder Meeting October 28, 2015 1 Exhibit 99.1

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as
“may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,”
“estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements. Our periodic reports filed with the Securities and Exchange
Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.
Forward-Looking Statements
2

•
JBSS Overview and Strategic Goals -
Jeffrey Sanfilippo   Chairman & CEO
•
FY 2015 Financial Milestones -
Mike Valentine   CFO & Group President
•
Brand Marketing Overview-
Howard Brandeisky   Sr. VP Global Marketing
& Customer Solutions
•
Capital Expenditures Overview -
Jasper
Sanfilippo Jr. COO & President
•
Closing Remarks -
Jeffrey Sanfilippo  Chairman & CEO
Agenda
3

Net Sales FY 12-FY 15
$887,245,000
890,000,000
860,000,000
830,000,000
800,000,000
770,000,000
740,000,000
710,000,000
680,000,000
FY12
FY13
FY14
FY15

The Global Source for Nuts®

Consistent success over past 4 fiscal years Diluted EPS improvement of 65% 4 0 0.5 1 1.5 2 2.5 3 FY12 FY13 FY14 FY15 Diluted EPS FY 12-FY 15 Net Sales increased by 27% to a record $887.2 million $ $

JOHN B. SANFILIPPO & SON, INC.

Open 53.48
Close 52.94
Low 52.17
High 53.48
Vol 81.57K
% Chg 46.45%
JBSS 52.94
^RUT 1160.46
60.00%
50.00%
46.45%
40.00%
30.00%
20.00%
10.00%
0.96%
81.57K
-10.00%
Jan 2 '15
Apr 1 '15
Jul 1 '15
Oct 1 '15

The Global Source for Nuts®

Continuing to Create Shareholder Value 5 Stock Price $32.00 10/24/2014 Stock Price $52.94 10/26/2015 Outperformed the Russell 2000 Index by over 45%! JBSS Russell 2000

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Vision
To be the global source for nuts,
committed to quality,
expertise and innovation that
delivers an unmatched
experience to our customer
and consumer
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation
6

FY 2015 Strategy Update 7

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

JOHN B. SANFILIPPO & SON, INC.

JBSS
Fisher

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

8

8

JOHN B. SANFILIPPO & SON, INC.

JBSS
Orchard Valley Harvest
Fisher

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher
SALTED

Orchard Valley

The Global Source for Nuts®

Fisher recipe nuts grew market share +2.2
points*
Fisher snack nuts market share growth in
high franchise Midwest.
Orchard Valley Harvest expanded distribution
and increased velocity resulting in double-
digit revenue growth over FY 2014.
FY 2015 Accomplishments
9
*Source:
IRI:
Total
Nut
Category
–
Multi
Outlet
Geography
Fiscal
Year
Ending
6/28/15

JOHN B. SANFILIPPO & SON, INC.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

Fisher
ALMONDS

Fisher
PEANUTS

The Global Source for Nuts®

Launched Fisher Flagship Store on Tmall in China. Developed a Fisher stand-up bag product line for China. 10 FY 2015 Accomplishments

JOHN B. SANFILIPPO & SON, INC.

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

Fisher
Fisher

Fisher
GLAZED
PECANS

The Global Source for Nuts®

11
Leveraged our innovation capabilities to launch
15 new items for our key contract manufacturing
customers.
Optimized Food Service and Industrial Ingredient
customer and product portfolios.
Expanded Fisher brand awareness in the
Commercial Ingredients channel.
FY 2015 Accomplishments

JOHN B. SANFILIPPO & SON, INC.

Topco.
2014 AWARD OF EXCELLENCE
Presented to
John B. Sanfilippo & Son, Inc.
In Recognition
of Outstanding Partnership
Quality Assurance

JOHN B. SANFILIPPO & SON
MIDWEST FOOD MATTERS
June 23, 2015
Global Midwest Alliance
$170,000.00

MIDWEST FOOD MATTERS
Presented To:
JOHN B. SANFILIPPO
&
SON
For your commitment
to the
Midwest Food Industry
Global Midwest Alliance
June 23, 2015

John B. Sanfilippo & Son, Inc.
Outstanding Partnership
QUALITY ASSURANCE

1

The Global Source for Nuts®

Awards & Recognitions 12

13 Nut Category Review

JOHN B. SANFILIPPO & SON, INC.

Price Per Pound
$4.63
$5.24
$5.54
$5.62
$5.85
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

Steady Increase in Retail Prices
Over the Last 5 Years
Source:
IRI:
Total
Nut
Category
–
Multi
Outlet
Geography
Time Periods: to FY 11 Year Ending 7/3/11 to FY 15 Year Ending 6/28/15
14
+26%
Since FY 2011

JOHN B. SANFILIPPO & SON, INC.

% Increase in Price Per Pound Over the Past 4 Years
43.0%
38.4%
35.2%
30.9%
29.9%
15.6%
14.9%
11.3%
WALNUT
PISTACHIO
MIXED NUT
CASHEW
ALMOND
MACADAMIA NUT
PEANUT
PECAN

The Global Source for Nuts®

Retail Prices Up Across Most Major Nut Types over the Last 4 Years Source: IRI: Total Nut Category – Multi Outlet Geography – From FY 15 Year Ending 6/28/15 versus FY 11 Ending 7/3/11 15

JOHN B. SANFILIPPO & SON, INC.

Category Pound Sales (M)
1,025
1,008
1,017
1,046
1,041
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

Category $ Sales (M)
4,749
5,284
5,636
5,885
6,092
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

Steady Category Growth 16 Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: to FY 11 Year Ending 7/3/11 to FY 15 Year Ending 6/28/15

JBSS Sales Channel Updates 17

JOHN B. SANFILIPPO & SON, INC.

Export
4%
Commercial
Ingredients
23%
Contract Pkg.
13%
Consumer
60%

The Global Source for Nuts®

$529 Fiscal 2015 Net Sales $887 Million Business Channel Diversification (Millions of $) 18 $36 $207 $115

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
ALMONDS
24oz VALUE SIZE
Fisher
Naturals
PECAN
Nut Exactly
$

19

The Global Source for Nuts®

19 Fiscal 2015 Net Sales $529 Million Consumer 60% vs. FY ‘14 FY 2015 Consumer Channel 16.7%

JOHN B. SANFILIPPO & SON, INC.

Fisher
HONEY MAPLE
WALNUTS

Commercial Ingredients 23%
$
7.3%

The Global Source for Nuts®

Fiscal 2015 Net Sales $207 Million FY 2015 Commercial Ingredients Channel vs. FY ‘14 20

JOHN B. SANFILIPPO & SON, INC.

Contract Packaging
13%

$

17.0%
vs. FY '14

The Global Source for Nuts®

FY 2015 Contract Packaging Channel Fiscal 2015 Net Sales $115 Million 21

JOHN B. SANFILIPPO & SON, INC.

فيشر

Export
4%

Fisher
PEANUTS

$

6.0%

vs. FY '14

The Global Source for Nuts®

FY 2015 Export Channel Fiscal 2015 Net Sales $36 Million 22

FY 2015 Financial Milestones 23

JOHN B. SANFILIPPO & SON, INC.

$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Stockholders’ Equity FYs 1991- 2015 24 In millions of $

JOHN B. SANFILIPPO & SON, INC.

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Net Sales FYs 1991- 2015 25 Increased pound volume and prices SKU Rat., De- emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $887 In millions of $

JOHN B. SANFILIPPO & SON, INC.

$160
$140
$120
$100
$80
$60
$40
$20
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Total Outstanding Debt FYs 1991- 2015 26 In millions of $

JOHN B. SANFILIPPO & SON, INC.

75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2015 27

EBITDA
EBITDA
consists
of
earnings
before
interest,
taxes,
depreciation,
amortization
and
noncontrolling
interest.
EBITDA
is
not
a
measurement
of
financial
performance
under
accounting
principles
generally
accepted
in
the
United
States
of
America
("GAAP"),
and
does
not
represent
cash
flow
from
operations.
EBITDA
is
presented
solely
as
a
supplemental
disclosure
because
management
believes
that
it
is
important
in
evaluating
JBSS's
financial
performance
and
market
valuation.
In
conformity
with
Regulation
G,
a
reconciliation
of
EBITDA
to
the
most
directly
comparable
financial
measures
calculated
and
presented
in
accordance
with
GAAP
is
presented
in
the
following
slide.
28

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Reconciliation of Net Income (Loss) to EBITDA
(In $,000's)
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
NET INCOME
(LOSS)
14,499
(16,721)
(13,577)
(5,957)
6,917
14,425
2,835
17,122
21,760
26,287
29,305
INTEREST
EXPENSE
3,998
6,516
9,347
10,502
7,646
5,653
6,444
5,364
4,754
4,354
3,966
INCOME TAX
(BENEFIT)
EXPENSE
9,269
(8,689)
(7,520)
(897)
(259)
8,447
(49)
9,099
13,536
13,545
15,559
DEPRECIATION/
AMORTIZATION
10,501
10,000
13,584
15,742
15,922
15,825
16,968
17,117
16,717
16,278
16,284
EBITDA
38,267
(8,894)
1,834
19,390
30,226
44,350
26,198
48,702
56,767
60,464
65,114
NET SALES
581,729
579,564
540,858
541,771
553,846
561,633
674,212
700,575
734,334
778,622
887,245
EBITDA
MARGIN
(% OF NET
SALES)
6.6%
-1.5%
0.3%
3.6%
5.5%
7.9%
3.9%
7.0%
7.7%
7.8%
7.3%
POUNDS
SOLD
(000’s)
278,741
248,137
246,142
221,958
217,465
224,302
232,746
212,553
221,762
240,417
253,514
EBITDA PER
POUND SOLD
0.137
(0.036)
0.007
0.087
0.139
0.198
0.113
0.229
0.256
0.252
0.257
29

JOHN B. SANFILIPPO & SON, INC.

$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY 2012
FY 2013
FY 2014
FY2015

The Global Source for Nuts®

EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 30

JOHN B. SANFILIPPO & SON, INC.

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

EBITDA* Margin (% of Net Sales) * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 31

JOHN B. SANFILIPPO & SON, INC.

$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Jun-99 Sep-99 Dec-99 Mar-00 Jun-00 Sep-00 Dec-00 Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Sep-15
rolling gm
cashews 320's
almonds nps 25/27
Peanuts
pecans jr. mammoth
walnuts combo 1/2's & pcs.

The Global Source for Nuts®

32 PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Highlights: Q1 2016 vs. Q1 2015
(in 000’s except EPS)
33
$ Change
% Change
Net Sales                                  $ 20,740                      10.1%
Sales Volume (lbs. sold)                Flat
Flat
Gross Profit                              $   2,521                        8.2%
Net Income                               $   2,075                       35.1%
Earnings Per Share                  $    0.18                       34.0%
Operating Cash Flows               $13,103
47.0%
Total Debt                                  $  4,821                        8.3%

FY 2015 Brand Marketing Overview 34

JOHN B. SANFILIPPO & SON, INC.

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

The Global Source for Nuts®

Recipe Nuts Snack Nuts Grow Brands 35

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Strong Growth on the Fisher brand in FY15 Total Fisher Brand Growth FY15 vs. FY14 +8% +14% Recipe Nuts Snack Nuts POUND SALES DOLLAR SALES 36 Source: JBSS shipment data

JOHN B. SANFILIPPO & SON, INC.

Fisher Brand Dollar Share
2.5
2.9
3.1
3.4
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

Fisher Brand has Grown Share of Market Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/28/15 37

JOHN B. SANFILIPPO & SON, INC.

Fisher®

Fisher
Naturals
WALNUT
Fisher
Naturals
PECAN
Fisher
Naturals
ALMONDS

The Global Source for Nuts®

38 Recipe Nuts

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Quarter
Ending 04-01-Ending 07-01-Ending 09-30-Ending 12-30-Ending 03-31-Ending 06-30-Ending 09-29-Ending 12-29-Ending 03-30-Ending 06-29-Ending 09-28-Ending 12-28-Ending 03-29-Ending 06-28-
12
Quarter
12
Quarter
12
Quarter
12
Quarter
13
Quarter
13
Quarter
13
Quarter
13
Quarter
14
Quarter
14
Quarter
14
Quarter
14
Quarter
15
Quarter
15
Fisher Pound % Change vs. Same Period Prior Year
Strong and Sustained Growth on
Fisher Recipe Nuts for 3 ½ years
Source:
IRI:
Total
Nut
Category
–
Multi
Outlet
Geography
–
Quarter
Week
Data
Ending
6/28/15
Recipe
Nuts
14 Consecutive
Quarters of Growth!
39

Est. 1922
JOHN B. SANFILIPPO & SON, INC.

Fisher® recipe nuts have
No Preservatives.
Just out of their shells, so you
can come out of yours.
Fisher Live Life UNSHELLED.
Fisher
PECAN
For the Pumpkin Pecan Swirl Cheesecake
recipe and more, visit fishernuts.com

Fisher® recipe nuts have
No Preservatives.
Just out of their shells, so you
can come out of yours.
Fisher Live Life UNSHELLED.
Fisher
WALNUT
For the Black Forest Walnut Trifle
recipe and more, visit fishernuts.com

The Global Source for Nuts®

“No Preservatives” Message Key Driver for Share Growth 40

JOHN B. SANFILIPPO & SON, INC.

ADVERTISEMENT
HOLIDAY INSPIRATION
FROM CHEF ALEX GUARNASCHELLI
AND
Fisher
Fisher Live Life UNSHELLED.

food network

"Mom taught me to use real ingredients. Like Fisher. No preservatives, just the nuts. Fresh out of their shells."
Alex Guarnaschelli
Fisher Live Life UNSHELLED.

"With Fisher, there are no preservatives. No extra ingredients. Just the nuts, fresh out of their shells."
Alex Guarnaschelli
Fisher Live Life UNSHELLED.

Fisher + Alex Guarnaschelli

The Global Source for Nuts®

Continue to Build Fisher Brand Equity with Food Network Sponsorship 41

JOHN B. SANFILIPPO & SON, INC.

Fisher Nuts
Recipe Contest Landing | Fisher Nuts
SF&WB @SFWB · Sep 15
Fisher Nuts announces 'My Fresh Twist' recipe contest...bit.ly/1uAoC1M

For a fresh twist, think Fisher®
Fisher
Pumpkin Pecan Rigatoni
Chef Alex
MY FRESH TWIST
Fisher
RECIPE CONTEST
SUBMIT RECIPE
GALLERY
PRIZES
ENTER YOUR WINNING RECIPE
RECENT SUBMISSIONS
Wild Mushroom and Spinach Flatbread
Stand it Up,
Scoop it Up,
Zip it Up
Connect with Fisher

MY FRESH TWIST
Fisher
RECIPE CONTEST
YOUR RECIPE COULD LET YOU MEET CHEF ALEX!
ENTER FOR YOUR CHANCE TO WIN
Walnut - Bleu Date Vinaigrette Salad
ENTER FOR YOUR CHANCE TO
WIN A TRIP FOR TWO TO NYC AND
MEET CHEF ALEX GUARNASCHELLI
www.myfreshtwist.com

Fisher
Your Recipe Could Make You a
Winner!
MY FRESH TWIST
Fisher
RECIPE CONTEST
Walnut-Bleu Date Vinaigrette Salad

The Global Source for Nuts®

Integrated Marketing Key to Building Brand Equity 42 Website Social Media Public Relations Food Network Email

JOHN B. SANFILIPPO & SON, INC.

Fisher
HONEY MAPLE
WALNUTS
Fisher
GLAZED
PECANS

The Global Source for Nuts®

Building Brand Presence and Equity “Away From Home” 43 Merchandised Foodservice Location

JOHN B. SANFILIPPO & SON, INC.

Fisher®

The Global Source for Nuts®

44 Snack Nuts

JOHN B. SANFILIPPO & SON, INC.

Fisher®

The Global Source for Nuts®

Fisher Snack Nut Strategy Focuses on Midwest High Franchise Markets Snack Nuts 45

JOHN B. SANFILIPPO & SON, INC.

Fisher Snack Nuts Pound Share
(High Franchise Markets)
2.2
3.1
3.5
4.0
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography – Years Ending 6/28/15 We Are Growing our Pound Share in High Franchise Markets 46 Snack Nuts

JOHN B. SANFILIPPO & SON, INC.

OVEN-
ROASTED
TO PERFECTION,
NEVER
FRIED.
Fisher
PEANUTS
Fisher

Pound Sales – Fisher Dry Roast Peanuts
+45%
Since FY13
FY2013
FY2014
FY2015

The Global Source for Nuts®

Driving Results on our Core Dry Roast Peanut Business 47 +45% Since FY13 Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Years Ending 6/28/15

JOHN B. SANFILIPPO & SON, INC.

Fisher
PEANUTS
DRY ROASTED

Fisher
sea salt
peanuts
dry roasted

The Global Source for Nuts®

New Look for Fisher Snack Nuts 48

JOHN B. SANFILIPPO & SON, INC.

NO artificial preservatives
Fisher
15
delicious
CALORIES
per snack bite
Nut
Exactly
Snack Bites
almond
popcorn
dipped in
milk chocolate
with peanuts
NET WT 5 OZ (141g)

15
delicious
CALORIES
per snack bite
SEE NUTRITION INFORMATION FOR FAT AND SATURATED FAT CONTENT
ROASTED
ALMONDS
WHOLE GRAIN
POPCORN
MILK
CHOCOLATE
WOW!
For a fresh twist on snacking, think
Fisher

The Global Source for Nuts®

A Snack Bite combining Consumer favorites 49

JOHN B. SANFILIPPO & SON, INC.

Nut Exactly
Snack Bites
almond popcorn dipped in milk chocolate
Nut Exactly
Snack Bites
pecan popcorn dipped in
Nut Exactly
Snack Bites
almond popcorn dipped in dark chocolate
Nut Exactly
Snack Bites
peanut popcorn dipped in peanut butter

NO artificial preservatives
Nut Exactly
Snack Bites
gluten free!
almond blueberry with other natural flavors dipped in dark chocolate
NO artificial ingredients
Nut Exactly
Snack Bites
Only 16 delicious calories
pistachio popcorn dipped in dark chocolate

The Global Source for Nuts®

Introducing Fisher Nut Exactly 50 4 Great Popcorn Varieties for Grocery Channel Unique Varieties for the Club Channel

JOHN B. SANFILIPPO & SON, INC.

Fisher
Nut Exactly
Snack Bites
almond popcorn
dipped in
milk chocolate

The Global Source for Nuts®

Meeting needs of the Snack Consumer Snacking Yogurt/Veggies Popcorn Nuts Chips Candy Bars New Segment: Lighter than nuts, more substantial than popcorn Indulgent Healthier 51

JOHN B. SANFILIPPO & SON, INC.

Harris Teeter
Your Neighborhood Food Market

Walmart
Save money. Live better.

Jewel Osco

ROUNDY'S

MARIANO'S

TOPS

MENARDS

WOODMAN'S MARKETS

Stop&Shop

HyVee
EMPLOYEE OWNED

GIANT EAGLE

Wegmans

meijer

jeca

Giant

COSTCO WHOLESALE

Dierbergs

The Global Source for Nuts®

Retailers Like our New Snacking Concept Too 52

JOHN B. SANFILIPPO & SON, INC.

Fisher Nuts
Finally, you can feel good about snacking with NEW Fisher Nut Exactly Snack Bites available at Costco! #thinkfisher
ow.ly/l/5CzrL
Fisher Nuts
Back to school essentials:
- School supplies
- New sneaks
- Fisher Nut Exactly
Nut Exactly Snack Bites
It's not exactly like any snack you've ever had, but it's exactly what you've always wanted.
It's Fisher NUT EXACTLY Snack Bites.
Fisher Nut Exactly Snack Bites

Social Media/ Digital
In-Store
Trial & Awareness Vehicles
PR Media Outreach
Blogger Outreach
Fisher
Nut Exactly

15 delicious CALORIES
ROASTED ALMONDS
WHOLE GRAIN POPCORN
MILK CHOCOLATE
WOW!
SAVE $1.00
Nut Exactly

The Global Source for Nuts®

Marketing Support is Designed to Build Consumer Awareness and Drive Trial

JOHN B. SANFILIPPO & SON, INC.

Fisher
Honey Roasted
Peanuts

Fisher
ROASTED
SALTED
PEANUTS

Fisher
AUTHENTIC
AMERICAN
HONEY
ROASTED
PEANUTS

The Global Source for Nuts®

Launching Fisher International
Line Globally
54
Stand-up Bag -
Premium
Graphics
Improved Value Perception
“Authentic American”
Consumer Communication
Portfolio Focused on Honey
Roasted
International
China

JOHN B. SANFILIPPO & SON, INC.

纷享价: 188元
原价: 228元
Fisher 纷时乐
尊享坚果礼盒装
785g
纷享价: 318元
原价: 398元
Fisher 纷时乐
精选综合坚果仁
大罐装
907g
x2
纷享价: 88元
原价: 120元
Fisher 纷时乐
纷享组合 三罐装
蜂蜜烤花生 160g
蜂蜜烤腰果 150g
盐焗扁桃仁 170g

The Global Source for Nuts®

Fisher Flagship Store on Tmall in China Supported with digital marketing via and 55

JOHN B. SANFILIPPO & SON, INC.

Fisher
纷时乐
HONEY ROASTED
PREMIUM NUTS

从种植、生长、采收、加工、产品包装到货架，
纷时乐TM冷冻技术，将颗颗新鲜的坚果直送到您手中，
纷时乐TM重视每个细节，严格做到流程控管，
确保高品质标准。
美国原装进口的特殊风味，
让您爱不释口。
Fisher
纷时乐
PREMIUM NUTS

➢

➢

The Global Source for Nuts®

New Premium Chinese New Year Gift Pack Third-generation offering for key Holiday season Building Fisher image and equity with consumers 56

SON, INC.

Orchard Valley
HARVEST

Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
PECANS
Orchard Valley
HARVEST
TRAIL MIX
Orchard Valley
HARVEST
MANGO

The Global Source for Nuts®

Pure and Simple Goodness 57

JOHN B. SANFILIPPO & SON, INC.

Multi Pack!
8 Individual Servings
Orchard Valley
HARVEST®
made with SEA SALT
CRANBERRY ALMOND CASHEW
TRAIL MIX
NON GMO Project VERIFIED
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

The Global Source for Nuts®

Pure & Simple Goodness Supports a healthy lifestyle Close to the earth 58 Our Orchard Valley Harvest Brand is On-Trend with Today’s Consumer

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST

NON GMO Project
VERIFIED
nongmoproject.org

NO Artificial
INGREDIENTS

A NATURALLY
Good Source of
7 Vitamins
& Minerals

made with
SEA SALT

INGREDIENTS: CASHEWS, EXPELLER PRESSED
SUNFLOWER OIL, SEA SALT.

The Global Source for Nuts®

The Brand Consumers Trust for Pure & Simple Goodness 59

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST

Multi Pack!
Orchard Valley
HARVEST
ALMONDS
Orchard Valley
ALMONDS
Orchard Valley
ALMONDS

The Global Source for Nuts®

Strong Growth on Orchard Valley Harvest Orchard Valley Harvest Growth FY15 vs. FY14 +34% +48% POUND SALES DOLLAR SALES 60 Source: JBSS shipment data

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley Harvest % ACV Distribution*
14%
19%
32%
OVH % ACV

The Global Source for Nuts®

Source:
IRI:
Ttl
Produce
Nut
Category
–
Total
US
Food
Geography–Year
Ending
6/28/15
*Note:  % ACV refers to % “All Commodity Volume” as measured by IRI
61
Strong Distribution Gains
FY 2013
FY 2014
FY 2015

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST
CHERRIES
DARK CHOCOLATE

Orchard Valley
HARVEST
BLUEBERRIES
DARK CHOCOLATE

Multi Pack!
Orchard Valley
HARVEST
SWEETENED
CHERRIES
DARK CHOCOLATE

Multi Pack!
Orchard Valley
HARVEST
SWEETENED
BLUEBERRIES
DARK CHOCOLATE

The Global Source for Nuts®

Source:
The Hartman Group : Eating Occasions, Compass 2012
The Hartman Group: Reimagining Health and Wellness, 2013
Snacking accounts for
over 53% of all eating
occasions in the U.S.
38% of consumers snack
several times per day
Grab ‘n Go Mini’s
Multi-Packs
62
We continue to expand our portfolio to
address consumer demand for on-the-go
Goodness

JOHN B. SANFILIPPO & SON, INC.

Deli
Salad Bar - per ounc
Soup Crock
Soup in Bread Bow
CLIF
KIND

s To Go
$1.99
Orchard Valley

The Global Source for Nuts®

Expanding to Front of House Foodservice Locations 63 University Setting Sodexho B&I Location Michigan Ski Resort

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST
Grab & Go
Non-GMO • No Artificial Ingredients
Orchard Valley
HARVEST

Orchard Valley
HARVEST
ALMONDS

NON GMO Project VERIFIED
nongmoproject.org

In-Store Merchandising / New Packaging
PR / Blogger Outreach / Trial & Awareness
Orchard Valley
HARVEST®
Pure & Simple Goodness

Stowed Stuff

PINCH me
Orchard Valley

Orchard Valley

Orchard Valley Harvest
Orchard Valley

The Global Source for Nuts®

64 Impactful Marketing Support Digital Initiatives Website / Ibotta

Capital Expenditures History 65

JOHN B. SANFILIPPO & SON, INC.

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

JBSS CAP EX HISTORY 66 $000’S

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

JBSS CAP EX HISTORY
67
Category
FY
2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Non-Manufacturing and Other
1,512
1,581
1,647
1,836
1,888
1,115
2,094
OPERATIONS:
-
ELGIN
1,854
3,522
1,536
2,621
2,373
5,365
5,033
GUSTINE
470
355
1,086
1,140
345
878
763
SELMA
405
1,136
124
394
1,605
1,697
3,321
BAINBRIDGE
1,362
1,255
351
1,137
774
750
2,778
GARYSBURG
309
500
428
403
222
123
403
MODESTO
-
132
23
-
-
-
-
TOTAL OPERATIONS.
4,400
6,900
3,548
5,695
5,319
8,813
12,298
TOTAL CAP EX
5,912
8,481
5,195
7,531
7,207
9,928
14,392
$000’S

Closing Comments 68

IMPORTANCE OF CULTURE
Your culture produces your results.
The word change means, “to make or become
different”.
The single most important change in actions that
needs to occur during a time of cultural
transition is the shift to greater accountability.
69

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Principles of Successful Strategy • Differentiation – create distinction from competition • Focus – tradeoffs to allocate resources • System – building interrelated network of activities 70

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

71 FY 2016 Doing What Matters Most * Grow Brands & Key Customers *Maximize Return on Capital * Optimize Business Practices * Deliver the Employment Promise

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

72
JBSS Mission
To be the global leader of quality driven,
innovative nut solutions that enhance the
customer and consumer experience and
achieve consistent, profitable growth for
our shareholders.  We will accomplish this
through our commitment to a dynamic
infrastructure that maximizes the potential
of our brands, people and processes

Thank You! 73